SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                               September 15, 2000
                                 Date of Report
                        (Date of earliest event reported)



                          LIBERTY GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                   0-9201                        59-3453151
    ---------------            -----------               --------------------
    (State or other            (Commission                (IRS Employer
    jurisdiction of            File Number)               Identification No.)
     incorporation)


                    11 52nd Street, Brooklyn, New York, 11232
              (Address of registrant's principal executive offices)



                                 (718) 492-1200
              (Registrant's telephone number, including area code)

Item 5.  Other Events


         On September 15, 2000 Liberty Processing & Distribution, Inc. ("LP&D"), a wholly-owned subsidiary of Liberty Group Holdings, Inc. ("LGHI"), entered into a Stock Purchase Agreement ("Agreement") with Philadelphia Foods, Inc. ("Philadelphia") and Marvin Raab, Philadelphia's sole stockholder ("Seller"), pursuant to which LP&D agreed to purchase all of the stock of Philadelphia from the Seller. The consideration for the stock is $8,150,000, as adjusted pursuant to the terms of the Agreement, plus the balance of cash in Philadelphia on the closing date. The purchase price payable on closing is to be paid $2,000,000 in cash, plus the cash in Philadelphia, and the balance of the purchase price by delivery to Seller of two promissory notes. Said promissory notes will be secured by all of the assets of Philadelphia, the stock of Philadelphia and its subsidiaries and guarantees by Philadelphia, LGHI, and Liberty Food Group, LLC ("LFG"). The closing is scheduled to occur on November 15, 2000.

         The Agreement provides that LP&D will pay a break-up fee to Seller in the amount of $500,000 if it fails to pay him the $2,000,000 due upon the closing. As part of the agreement among the parties, LGHI and LFG agreed to secure the payment of said break-up fee by delivering a letter of credit to Seller or, in the alternative, by granting him a security interest in their accounts receivable and their inventory. Since LP&D did not deliver the letter of credit to Seller by September 22nd, LGHI and LFG have secured payment of the $500,000 break-up fee by granting to Seller a security interest in their accounts receivable and inventory.

         For the terms and conditions of the Agreement, the notes evidencing the cash payment due upon closing and the agreements securing the $500,000 break-up fee, reference is made to such documents attached hereto as Exhibits 10.18-10.22 and the terms of such Exhibits are incorporated herein by reference in their entirety. All statements made herein concerning the foregoing agreements are qualified in their entirety by reference to such Exhibits.

Item 7.  Financial Statements and Exhibits.

       10.18 Stock Purchase Agreement dated as of September 15, 2000, by and among LP&D, Philadelphia Foods, Inc. and Marvin Raab.

       10.19 Promissory note executed by LP&D, dated as of September 15, 2000, in the original principal amount of $500,000.

       10.20 Promissory note executed by LP&D, dated as of September 15, 2000 in the original principal amount of $1,500,000.

       10.21 Security Agreement dated as of September 22, 2000 by Marvin Raab and Liberty Food Group, LLC.

       10.22 Security Agreement dated as of September 22, 2000 by and between Marvin Raab and Liberty Group Holdings, Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LIBERTY GROUP HOLDINGS, INC.


                                      By: /s/ Dennis Lane

                                          Dennis Lane
                                          Chairman and Chief Executive Officer


Date: September 27, 2000

                                  EXHIBIT INDEX

       10.18 Stock Purchase Agreement dated as of September 15, 2000, by and among Liberty Processing & Distributing, Inc., Philadelphia Foods, Inc. and Marvin Raab

       10.19 Promissory note executed by Liberty Processing & Distributing, Inc, dated as of September 15, 2000, in the original principal amount of $500,000

       10.20 Promissory note executed by Liberty Processing & Distributing, Inc., dated as of September 15, 2000 in the original principal amount of $1,500,000

       10.21 Security Agreement dated as of September 22, 2000 by Marvin Raab and Liberty Food Group, LLC

       10.22 Security Agreement dated as of September 22, 2000 by and between Marvin Raab and Liberty Group Holdings, Inc.